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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 2, 1998


                                  DYNAGEN, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                        1-11352                    04-3029787
   -------------                      --------                   ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



     840 MEMORIAL DRIVE, CAMBRIDGE, MA                                02139
     ---------------------------------                              ---------
   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number including area code: (617) 491-2527
                                                   --------------


                           NO CHANGE SINCE LAST REPORT
                -----------------------------------------------
             (Former name or address, if changed since last report)



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 15, 1997, DynaGen, Inc. ("DynaGen"), Generic Distributors Incorporated, a wholly-owned subsidiary of DynaGen ("GDI") and Superior Pharmaceutical Company also a wholly-owned subsidiary of DynaGen ("Superior") (together with DynaGen and GDI, the "Buyers"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") by and among the Buyers and Generic Distributors Limited Partnership ("GDLP"), United Pharmacists, Inc. ("UPI"), and Mr. Donald Couvillon ("Mr. Couvillon")(together with GDLP and UPI, the "Sellers"). On February 26, 1998, the Asset Purchase Agreement was amended by Amendment No. 1 to the Asset Purchase Agreement ("Amendment No. 1"). Pursuant to Amendment No. 1, Superior ceased to be a party to the Asset Purchase Agreement. On March 2, 1998, DynaGen and GDI acquired, pursuant to the Asset Purchase Agreement, as amended, substantially all of the assets of the Sellers' generic drug distribution business (the "Assets"). The purchase price and terms for the transaction were determined in arms-length negotiations between the parties. On March 2, 1998, DynaGen and GDI paid the Sellers $1,200,000 in cash, $1,050,000 in value of Series E Preferred Stock of DynaGen and $100,000 in value of Series F Preferred Stock of DynaGen. DynaGen and GDI further agreed to assume certain liabilities of the Sellers, including but not limited to, all liabilities of the Sellers as of March 2, 1998 relating to accounts payable and accrued expenses (to the extent such expenses were incurred in the normal course of business) and all liabilities of the Sellers under certain assumed contracts. A copy of the Asset Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.

         The information contained in the press release dated March 2, 1998 attached as Exhibit 99.1, is hereby incorporated by reference.

         The following debt financings and equity issuances were arranged to fund the Acquisition:

         1. GDI obtained a term loan in the amount of $1.2 million from Fleet National Bank ("Fleet")(the "Term Loan") pursuant to a credit agreement by and between GDI, DynaGen, Able Laboratories, a wholly-owned subsidiary of DynaGen ("Able") and Fleet (the "Credit Agreement"). The proceeds of the Term Loan are to be used solely in the financing of the acquisition of the assets of the Sellers. The Term Loan is evidenced by a note issued by GDI to Fleet (the "Term Note"). The Term Note is payable over a five year term, due and payable on April 26, 2003, with interest on the outstanding principal balance being paid monthly in arrears and quarterly principal reduction payments of $42,860 each being made on the final day of each February, May, August and November, commencing May 31, 1998. The outstanding principal balance of the Term Note will bear interest at a per annum rate of LIBOR (as defined in the Credit Agreement), plus 300 basis points. A copy of the Credit Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K. A copy of the Term Note is attached as Exhibit 4.2 to this Current Report on Form 8-K.

         2. GDI obtained a line of credit of up to $300,000 from Fleet, pursuant to the Credit Agreement (the "Line of Credit"). The Proceeds of the Line of Credit are to be used to fund the

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working capital requirements of GDI. The Line of Credit is evidenced by a note issued by GDI to Fleet (the "Line of Credit Note"). The Line of Credit is scheduled to terminate on May 31, 1999 but such date may be extended at the sole discretion of Fleet. Advances made by Fleet under the Line of Credit will bear interest commencing with the date of such advance and ending on the last day of such Interest Period (defined as, as to each advance under the Line of Credit, the period commencing on the day of an advance and ending on the 30th day thereafter) at a per annum rate of LIBOR (as defined in the Credit Agreement), plus 250 basis points. Interest on each advance outstanding under the Line of Credit shall be paid monthly in arrears on each Interest Payment Date (defined as the last day of such Interest Period).

         3. Both the Term Note and the Line of Credit Note are secured by a first-lien security interest on all of the assets, inventory and equipment of GDI, a first-lien interest in substantially all of the assets, inventory and equipment of Able and a first-lien security interest in, coupled with the pledge of, 51% of the outstanding Common Stock of Able as so held by DynaGen and all of the outstanding Common Stock of GDI as so held by DynaGen. The Term Note and the Line of Credit Note are guaranteed by DynaGen pursuant to a Guaranty Agreement by and between DynaGen and Fleet. The Term Note and the Line of Credit Note are further guaranteed by Able pursuant to a Guaranty Agreement by and between Able and Fleet.

         4. As part of the consideration paid for the purchase of the Assets of the Sellers, DynaGen issued $1,050,000 in value of Series E Preferred Stock, (the "Series E Preferred") to GDLP. The Series E Preferred is non-transferable and none of the shares of Series E Preferred to be transferred from DynaGen to GDLP may be distributed as either Preferred Stock or Common Stock to the limited partners of GDLP. Only proceeds from the sale of DynaGen's Common Stock, upon conversion of the Series E Preferred, may be distributed to the limited partners of GDLP. The Series E Preferred is convertible into Common Stock, of DynaGen (the "Common Stock") beginning twelve months after February 27, 1998. No more than $42,000 of the Series E Preferred may be converted in any five (5) business days. The conversion price will be based on the average closing bid price of the Common Stock of DynaGen as reported by NASDAQ over the three day trading period prior to conversion. The shares of Series E Preferred will rank higher than shares of Common Stock in liquidation preference, but will rank lower than any other series of preferred stock of DynaGen currently outstanding or issued in the future (with the exception of the Series F Preferred Stock, in which case the Series E Preferred will be on a parity with the Series F Preferred Stock). A copy of the Certificate of Designations, Preferences and Rights of the Series E Preferred is attached as Exhibit 4.5 to this Current Report on 8-K.

         5. As part of the consideration paid for the purchase of the Assets of the Sellers, DynaGen issued $100,000 in value of Series F Preferred Stock, (the "Series F Preferred") to GDLP. The Series F Preferred is non-transferable and none of the shares of Series F Preferred to be transferred from DynaGen to GDLP may be distributed as either Preferred Stock or Common Stock to the limited partners of GDLP. Only proceeds from the sale of DynaGen's Common Stock, upon conversion of the Series F Preferred, may be distributed to the limited partners of GDLP. The Series F Preferred is convertible into Common Stock of DynaGen beginning on June 25, 1998. No more than 200 shares ($20,000) of the Series F Preferred Stock may be converted in any five business days. The conversion price will be based on the average closing

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bid price of Common Stock of DynaGen as reported by NASDAQ over the three (3)
day trading period prior to conversion. The shares of Series F Preferred will rank higher than shares of Common Stock in liquidation preference, but will rank lower than any other series of preferred stock of DynaGen currently outstanding or issued in the future (with the exception of the Series E Preferred, in which case the Series F Preferred will be on a parity with the Series E Preferred). A copy of the Certificate of Designations, Preferences and Rights of the Series F Preferred is attached as Exhibit 4.6 to this Current Report on 8-K.

         DynaGen develops, manufactures and markets proprietary and generic diagnostic and therapeutic products for human health care. During 1996, DynaGen began expanding its business focus from being a developments and licensing company to building a diversified healthcare company focused on the manufacture and distribution of generic drug products and specialty pharmaceuticals, as well as the continued development of therapeutic products for immune system modulation and bone and joint repair and a medical device for tumor localization and tracking during breast biopsy. Superior is a pharmaceutical manufacturing firm that markets and distributes generic pharmaceutical products to independent retail chains and institutional pharmacies. Able is a pharmaceutical manufacturing firm specializing in all phases of drug manufacturing and over-the-counter/generic drug compounding for generic wholesalers, retail drug chains and ethical drug procedures. GDLP is a generic drug distributor that markets and distributes generic pharmaceutical products to independent retail chains and institutional pharmacies. GDI, as a wholly-owned subsidiary of DynaGen intends to continue to use the Assets purchased from the Sellers for the purpose of distributing generic drugs.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements of GDLP are not required to be filed with this report on Form 8-K. Pursuant to Regulation S-X Rule
                  1.02 (w), GDLP is not a "significant" subsidiary of DynaGen.

         (b)      UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION.

                  The financial statements of GDLP are not required to be filed with this report on Form 8-K. Pursuant to Regulation S-X Rule
                  1.02 (w), GDLP is not a "significant" subsidiary of DynaGen.

         (c)      EXHIBITS.

         2.1 Asset Purchase Agreement dated December 15, 1997 by and among DynaGen, Inc., Superior Pharmaceutical Company, Generic Distributors Incorporated, Generic Distributors Limited Partnership, United Pharmacists, Inc., and Mr. Donald Couvillon.
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                  None of the schedules and exhibits to the Asset Purchase
                  Agreement, as listed below, have been filed with this Form 8-K. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Asset Purchase Agreement are either immaterial to an investment decision or the information contained in such schedules or exhibits is disclosed elsewhere in the agreement or is included as another exhibit to this Form 8-K. A copy of any of these omitted schedules and exhibits will be furnished by the Company to the Commission upon the request of the Commission.

                  Schedules and Exhibits to the Asset Purchase Agreement
                  Schedule A        The Purchased Assets
                  Schedule B        Assumed Contracts
                  Schedule C        Proprietary and Intellectual Property Rights
                  Schedule D        Bill of Sale
                  Schedule E        Financial Statements of Generic Distributors
                                    Limited Partnership
                  Schedule F        Employees of Generic Distributors Limited
                                    Partnership
                  Schedule G        Sellers' Disclosure Schedule
                  Exhibit A         Opinion of Arnold, Pettway & Dixon, LLP
                  Exhibit B         Employment, Non-compete and
                                    Confidentiality Agreements between Buyers
                                    and Mr. Donald Couvillon
                  Exhibit C         Consulting, Non-compete and
                                    Confidentiality Agreements between Buyers
                                    and Mr. Sidney Johnson
                  Exhibit D         Opinion of Testa, Hurwitz & Thibeault, LLP
                  Exhibit E         Certificate of Designations, Preferences and
                                    Rights of Series E Preferred Stock of
                                    DynaGen, Inc.
                  Exhibit F         Lease Termination for GDLP Properties at
                                    1611 Olive Street, 1609 Olive Street and 506
                                    North 16th Street, Ouachita Parish, Monroe
                                    Louisiana
                  Exhibit G          Lease to be entered into by Generic
                                    Distributors Incorporated for Properties at
                                    1611 Olive Street, 1609 Olive Street and 506
                                    North 16th Street, Ouachita Parish, Monroe
                                    Louisiana
                  Exhibit H         Certificate of Designations, Preferences and
                                    Rights of Series F Preferred Stock of
                                    DynaGen Inc.

                  2.2 Amendment No. 1 to the Asset Purchase Agreement dated February 26, 1998 by and among DynaGen, Inc., Superior Pharmaceutical Company, Generic Distributors Incorporated, Generic Distributors Limited Partnership, United Pharmacists, Inc., and Mr. Donald Couvillon.

                  4.1 Credit Agreement by and between DynaGen, Inc., Generic Distributors Incorporated, Able Laboratories, Inc., and Fleet National Bank dated February 26, 1998.
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                  None of the following schedules and exhibits to the Credit
                  Agreement have been filed with this Form 8-K. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Credit Agreement are either immaterial to an investment decision or the information contained in such schedules or exhibits is disclosed elsewhere in the agreement or is included as another exhibit to this Form 8-K. A copy of any of these omitted schedules and exhibits will be furnished by the Company to the Commission upon the request of the Commission.

                  Schedules and Exhibits to the Credit Agreement
                  Schedule A   Borrowers' Disclosure Schedule
                  Exhibit 1    Borrowing Base Certificate
                  Exhibit 2    Consents and Approvals
                  Exhibit 3    Description of Financial Statements
                  Exhibit 4    Liabilities Not Disclosed in Financial Statements
                  Exhibit 5    Litigation Threatened or Pending
                  Exhibit 6    Subsidiaries, Affiliates and Trade Names
                  Exhibit 7    Encumbrances Not Otherwise Disclosed
                  Exhibit 8    Places of Business
                  Exhibit 9    Permitted Liens
                  Exhibit 10   Preexisting Agreements
                  Exhibit 11   Contingent Liabilities
                  Exhibit 12   DynaGen Investment Policy Exhibit 13 Redemptions
                  Exhibit 14   Dividends


                  4.2 Term Note issued by Generic Distributors Incorporated to Fleet National Bank dated February 26, 1998.

                  4.3 Pledge and Security Agreement by and between DynaGen, Inc. and Fleet National Bank dated February 26, 1998.

                  4.4 Security Agreement by and between Generic Distributors Incorporated and Fleet National Bank dated February 26, 1998.

                  4.5 Certificate of Designations, Preferences and Rights of Series E Preferred Stock of DynaGen.

                  4.6 Certificate of Designations, Preferences and Rights of Series F Preferred Stock of DynaGen.

                  99.1      Press Release of DynaGen issued March 2, 1998.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNAGEN, INC.


                                    By: /s/ Dhananjay G. Wadekar
                                        ---------------------------------
                                    Title: Executive Vice President



Dated:  March 10, 1998



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                                  EXHIBIT INDEX

Exhibit
Numbers           Exhibits
-------           --------

2.1 Asset Purchase Agreement dated December 15, 1997 by and among DynaGen, Inc., Superior Pharmaceutical Company, Generic Distributors Incorporated, Generic Distributors Limited Partnership, United Pharmacists, Inc., and Mr. Donald Couvillon.

2.2 Amendment No. 1 to the Asset Purchase Agreement dated February 26, 1998 by and among DynaGen, Inc., Superior Pharmaceutical Company, Generic Distributors Incorporated, Generic Distributors Limited Partnership, United Pharmacists, Inc., and Mr. Donald Couvillon.

4.1 Credit Agreement by and between DynaGen, Inc., Generic Distributors Incorporated, Able Laboratories, Inc., and Fleet National Bank dated February 26, 1998.

4.2 Term Note issued by Generic Distributors Incorporated to Fleet National Bank dated February 26, 1998.

4.3 Pledge and Security Agreement by and between DynaGen, Inc. and Fleet National Bank dated February 26, 1998.

4.4 Security Agreement by and between Generic Distributors Incorporated and Fleet National Bank dated February 26, 1998.

4.5 Certificate of Designations, Preferences and Rights of Series E Preferred Stock of DynaGen.

4.6 Certificate of Designations, Preferences and Rights of Series F Preferred Stock of DynaGen.

99.1              Press Release of DynaGen issued March 2, 1998.